EGA Emerging Global Shares Trust
Supplement dated July 29, 2011
to the Prospectuses for all series of EGA Emerging Global Shares Trust
(each, a “Fund,” and collectively, the “Funds”)

The following supplements the information about the Funds’ investment adviser,
ALPS Advisors, Inc. (the “Adviser”), included in the Funds’ Prospectuses.

On July 19, 2011, ALPS Holdings, Inc., parent company to the Adviser, announced that it signed a definitive agreement to be acquired by DST Systems, Inc. (the “Transaction”). If completed, the Transaction will cause a change of control of the Adviser, which will terminate the current investment advisory agreement between the Adviser and the Funds. At a meeting held on July 28, 2011, the Funds’ Board of Trustees (the “Board”) considered and approved: (1) a new investment advisory agreement between the Adviser and the Funds; and (2) the submission of a proposal to the Funds’ shareholders to approve the new investment advisory agreement. Shareholders who own shares as of August 8, 2011 will receive a proxy statement for a special meeting of shareholders to be held on September 27, 2011 for the purpose of voting on approval of the new investment advisory agreement. The proxy statement, when available, will describe the Transaction and the new investment advisory agreement in detail, as well as the Board’s considerations in approving the new investment advisory agreement.

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Please keep this supplement for future reference.